SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 2, 2006
AmeriCredit Automobile Receivables Trust 2006-1
(Exact name of registrant as specified in its charter)

Delaware	333-121120-06	20-4282465

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification No.)

c/o	AmeriCredit Financial Services, Inc.	76102

	Attention: J. Michael May, Esq.	(Zip Code)
	801 Cherry Street, Suite 3900
	Fort Worth, Texas
	(Address of Principal Executive
	Offices)
Registrant’s telephone number including area code — (817) 302-7000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Indenture
Amended and Restated Trust Agreement
Sale and Servicing Agreement
Second Amended and Restated Servicing Agreement
Custodian Agreement
Tri-Party Remittance Processing Agreement
Purchase Agreement
Statistical Information

Item 1.01 Entry into a Material Definitive Agreement
Description of the Securities and the Auto Loans
          AmeriCredit Financial Services, Inc., as Sponsor (“AmeriCredit”), has registered an issuance of $945,000,000 in principal amount of Securities (the “Securities”) on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2006-1 (the “Trust”) issued $166,000,000 Class A-1 4.78% Asset Backed Notes, $309,000,000 Class A-2 5.11% Asset Backed Notes, $200,000,000 Class A-3 5.11% Asset Backed Notes (the “Class A Notes”), $75,000,000 Class B 5.20% Asset Backed Notes (the “Class B Notes”), $80,000,000 Class C 5.28% Asset Backed Notes (the “Class C Notes”), $50,000,000 Class D 5.49% Asset Backed Notes (the “Class D Notes”) and $65,000,000 Class E 6.62% Asset Backed Notes (the “Class E Notes,” and collectively, the “Notes”) and an Asset Backed Certificate (the “Certificate”), on March 2, 2006 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.
          The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of February 22, 2006 (the “Indenture”), between the Trust and Wells Fargo Bank, National Association (“Wells Fargo”), as Trustee and Trust Collateral Agent. The Trust has been formed and the Certificate was issued pursuant to a Trust Agreement dated as of February 9, 2006, as amended and restated as of February 22, 2006 (the “Trust Agreement”), attached hereto as Exhibit 4.2, between AFS SenSub Corp. (“AFS SenSub”) and Wilmington Trust Company (“WTC”), as Owner Trustee. The Class A Notes, Class B Notes, Class C Notes and Class D Notes were sold to Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Wachovia Capital Markets, LLC (the “Underwriters”), pursuant to an Underwriting Agreement attached hereto as Exhibit 1.1, dated as of February 22, 2006 (the “Underwriting Agreement”), among AmeriCredit, AFS SenSub and Deutsche Bank Securities Inc., as representative of the Underwriters (the “Representative”). The Class E Notes will be privately placed with investors.
          The Notes evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans financed thereby.
          Pursuant to the Purchase Agreement attached hereto as Exhibit 10.1, dated as of February 22, 2006 (the “Purchase Agreement”), between AmeriCredit and AFS SenSub, AFS SenSub purchased the Receivables from AmeriCredit. Pursuant to the Sale and Servicing Agreement attached hereto as Exhibit 4.3, dated as of February 22, 2006 (the “Sale and Servicing Agreement”), among the Trust, AFS SenSub, AmeriCredit and Wells Fargo, as Backup Servicer and Trust Collateral Agent, the Trust purchased the Receivables from AFS SenSub and AmeriCredit, as Servicer, agreed to perform servicing duties with regard to the Receivables. Pursuant to a Subservicing Agreement attached hereto as Exhibit 4.4, dated as of January 1, 2006 (the “Subservicing Agreement”), between AmeriCredit and AmeriCredit Financial Services of Canada Ltd. (“AFS of Canada”) AFS of Canada agreed to perform limited servicing duties with regard to certain of the Receivables. Pursuant to a Custodian Agreement attached hereto as Exhibit 4.5, dated as of February 22, 2006 (the “Custodian Agreement”)

between AmeriCredit and Wells Fargo, Wells Fargo appointed AmeriCredit in its capacity as Custodian to hold the receivable files on behalf of the Trust and the Trust Collateral Agent.
          As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated February 22, 2006 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(5) of the Act.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:
          1.1 Underwriting Agreement, dated as of February 22, 2006, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Representative of the Underwriters.
          4.1 Indenture, dated as of February 22, 2006, between the Trust and Wells Fargo, as Trustee and Trust Collateral Agent.
          4.2 Amended and Restated Trust Agreement, dated as of February 22, 2006, between the AFS SenSub and WTC, as Owner Trustee.
          4.3 Sale and Servicing Agreement, dated as of February 22, 2006, among the Trust, AmeriCredit, as Servicer, AFS SenSub and Wells Fargo, as Backup Servicer and Trust Collateral Agent.
          4.4 Second Amended and Restated Servicing Agreement, dated as of January 1, 2006, between AmeriCredit and AFS of Canada.
          4.5 Custodian Agreement, dated as of February 22, 2006, between AmeriCredit, as Custodian, and Wells Fargo.
          4.6 Tri-Party Remittance Processing Agreement, dated as of February 22, 2006, among AmeriCredit, Wells Fargo, as Trustee, and JPMorgan Chase Bank, N.A., as Processor.
          10.1 Purchase Agreement, dated as of February 22, 2006, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.
          99.1 Statistical information for the receivables as of the Initial Cutoff Date.

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SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2006-1

By:	AmeriCredit Financial Services, Inc., as Sponsor

By:	/s/ J. Michael May

Name:	J. Michael May
Title:	Senior Vice President, Chief Legal Officer and Secretary
Dated: March 8, 2006

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 22, 2006, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the “Seller”), and Deutsche Bank Securities Inc., as Representative of the Underwriters (the “Representative”).

4.1	Indenture, dated as of February 22, 2006, between AmeriCredit Automobile Receivables Trust 2006-1 (the “Trust”) and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of February 22, 2006, between the Seller and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of February 22, 2006, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, Wells Fargo Bank, National Association, as Backup Servicer and Trust Collateral Agent.

4.4	Second Amended and Restated Servicing Agreement, dated as of January 1, 2006 between AmeriCredit Financial Services of Canada Ltd. and AmeriCredit Financial Services, Inc.

4.5	Custodian Agreement, dated as of February 22, 2006, among AmeriCredit Financial Services, Inc., as Custodian, and Wells Fargo Bank, National Association, as Trust Collateral Agent.

4.6	Tri-Party Remittance Processing Agreement, dated as of February 22, 2006, among AmeriCredit Financial Services, Inc., Wells Fargo Bank, National Association, as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

10.1	Purchase Agreement, dated as of February 22, 2006, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

99.1	Statistical information for the receivables as of the Initial Cutoff Date.

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